FIRST AMENDMENT TO
                         CONNECTICUT NATURAL GAS CORPORATION
                           EXECUTIVE RESTRICTED STOCK PLAN


                    The Connecticut Natural Gas Corporation Executive

          Restricted Stock Plan (the "Plan") is hereby amended, effective as of March 31, 1997, in the following respects:

                    1.   By deleting the phrase "stock of the Corporation"

          where it appears in Section 1 of the Plan and inserting in lieu thereof the phrase "Shares, as defined below,".

                    2.   By deleting Section 2(j) of the Plan and inserting

          in lieu thereof the following:

                    "(j) "Shares means (i) prior to March 31, 1997,
               shares of common stock of the Corporation and (ii) on and after March 31, 1997, shares of common stock of the Company."

                    3.   By adding a new Section 2(l) to the Plan after

          Section 2.1(k) as follows:

                    "(l) "Company" means CTG Resources, Inc. or any

               successor or successors."

                    4.   By deleting the first sentence of Section 10(c) of

          the Plan and inserting in lieu thereof the following:

               "Neither the Corporation nor the Company is required to cause Shares issued under the Plan to be registered under the Securities Act of 1933 or the securities laws of any state."

                    5.   By deleting the first sentence of Section 10(d) of

          the Plan and inserting in lieu thereof the following:

               "Any obligation to issue Shares pursuant to any Award shall be conditioned on the Company's ability at nominal expense to issue such Shares in compliance with all applicable statutes, rules or regulations of any governmental authority."







                    IN WITNESS WHEREOF, Connecticut Natural Gas Corporation

          has caused this instrument to be executed in its name and by its authorized officers as of the 17th day of May, 1999.

                                        CONNECTICUT NATURAL GAS CORPORATION


                                        By: S/ Jean S. McCarthy
                                            ------------------------------
          (Corporate Seal)

          ATTEST:

          S/ R.L. Babcock
          -------------------------
               Secretary




































                                                                       2